EXHIBIT 10.1













                                              USFREIGHTWAYS CORPORATION
                                              LONG-TERM INCENTIVE PLAN

                          RESTATED AS OF MARCH 8, 2001






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                                              USFREIGHTWAYS CORPORATION
                                              LONG-TERM INCENTIVE PLAN


1.       PURPOSE

The USFreightways Corporation Long-Term Incentive Plan is adopted January 24, 1997. The Plan is designed to attract and retain selected employees of the Company and its Affiliates, and reward them for making major contributions to the success of the Company and its Affiliates. These objectives are accomplished by making long-term incentive awards under the Plan that will offer Participants an opportunity to have a greater proprietary interest in, and closer identity with, the Company and its Affiliates and their financial success.

         The Awards may consist of:
                  (a)      Incentive Options;
                  (b)      Nonstatutory Options;
                  (c)      Restricted Stock;
                  (d)      Rights;
                  (e)      Performance Awards; or
                  (f)      Cash Awards

or any combination of the foregoing, as the Committee may determine.

The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code to the extent deemed appropriate by the Committee. The Plan and the grant of Awards hereunder are expressly conditioned upon the Plan's approval by the stockholders of the Company. If such approval is not obtained, then this Plan and all Awards hereunder shall be null and void ab initio.

2.       DEFINITIONS

(a) Affiliate means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that, for purposes of Section 422 of the Code, is a subsidiary of the Company, direct or indirect.

(b) Award means the grant to any employee of any form of Option, Restricted Stock, Right, Performance Award, or Cash Award, whether granted singly, in combination, or in tandem, and pursuant to such terms, conditions, and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(c) Award Agreement means an agreement entered into between the Company and a Participant under which an Award is granted and which sets forth the terms, conditions, and limitations applicable to the Award.

(d)      Board means the Board of Directors of the Company.

(e) Cash Award means an Award of cash, subject to the requirements of Section 11 and such other restrictions as the Committee deems appropriate or desirable.

(f) Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

(g) Committee means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected. If the Board delegates powers to a committee, and if the Company is or becomes subject to Section 16 of the Exchange Act, then, if necessary for compliance therewith, such committee shall consist initially of not less than two (2) members of the Board, each member of which must be a "non-employee director," within the meaning of the applicable rules promulgated pursuant to the Exchange Act. If the Company is or becomes subject to Section 16 of the Exchange Act, no member of the Committee shall receive any Award pursuant to the Plan or any similar plan of the Company or any Affiliate while serving on the Committee, unless the Board determines that the grant of such an Award satisfies the then current Rule 16b-3 requirements under the Exchange Act. Notwithstanding anything herein to the contrary, and insofar as it is necessary in order for compensation recognized by Participants pursuant to the Plan to be fully deductible to the Company for federal income tax purposes, each member of the Committee also shall be an "outside director" (as defined in regulations or other guidance issued by the Internal Revenue Service under Code Section 162(m)).
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(h)      Common Stock means the common stock of the Company.

(i) Company means USFreightways Corporation, a Delaware corporation, and any successor or assignee corporation or corporations into which the Company may be merged, changed, or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

(j) Disability or Disabled means a permanent and total disability as defined in
Section 22(e)(3) of the Code.

(k) Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

(l) Fair Market Value means, if the Shares are listed on any national securities exchange, the closing sales price, if any, on the largest such exchange on the valuation date, or, if none, on the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the closing sales price if such is reported, or otherwise the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the valuation date, or if none, on the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the Shares are not then either listed on any such exchange or quoted in NASDAQ, or there has been no trade date within such thirty (30) day period, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation System for the valuation date, or, if none, for the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.

(m) Incentive Option means an Option that, when granted, is intended to be an "incentive stock option," as defined in Section 422 of the Code.

(n) Nonstatutory Option means an Option that, when granted, is not intended to be an "incentive stock option," as defined in Section 422 of the Code.

(o) Normal Retirement means termination of a Participant's employment with the Company or one of its Affiliates after the Participant reaches the age of 65.

(p)Option means a right or option to purchase Common Stock, including Restricted Stock if the Committee so determines.

(q)Participant means an employee to whom one or more Awards are granted under the Plan.

(r) Performance Award means an Award subject to the requirements of Section 10, and such performance conditions as the Committee deems appropriate or desirable.

(s)Plan means the USFreightways Corporation Long-Term Incentive Plan, as amended from time to time.

(t) Restricted Stock means an Award made in Common Stock or denominated in units of Common Stock and delivered under the Plan, subject to the requirements of
Section 8, such other restrictions as the Committee deems appropriate or desirable, and as awarded in accordance with the terms of the Plan.

(u) Right means a stock appreciation right delivered under the Plan, subject to the requirements of Section 9 and as awarded in accordance with the terms of the Plan.

(v) Shares means the following shares of the capital stock of the Company as to which Options or Restricted Stock have been or may be granted under the Plan and upon which Rights or units of Restricted Stock may be based: treasury or authorized but unissued Common Stock, $.01 par value, of the Company, or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Section 17 of the Plan.

3.       SHARES SUBJECT TO THE PLAN

The aggregate number of Shares as to which Awards may be granted from time to time shall be 3,350,000 Shares of which no more than 130,000 Shares shall be available for Awards of Restricted Stock and Performance Awards combined (subject in each case to adjustments for stock splits, stock dividends, and other adjustments described in Section 17 hereof). Subject to the limitation set forth in the preceding sentence, the 400,000 Shares that became available under the Plan by Plan amendment effective March 8, 2001 shall only be available for the grant of Awards in the form of Options or Restricted Stock.

In accordance with Code Section 162(m), if applicable, the aggregate number of Shares as to which Awards may be granted in any one calendar year to any one employee shall not exceed five hundred thousand (500,000) Shares (subject to adjustment for stock splits, stock dividends, and other adjustments described in
Section 17 hereof).

From time to time, the Committee and appropriate officers of the Company shall take whatever actions are necessary to file required documents with governmental authorities and stock exchanges so as to make Shares available for issuance pursuant to the Plan. Shares subject to Awards that expire or that are forfeited, terminated, unexercised, canceled by agreement of the Company and the Participant, settled in cash in lieu of Common Stock or in such manner that all or some of the Shares covered by such Awards are not issued to a Participant, or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards. Awards payable in cash shall not reduce the number of Shares available for Awards under the Plan.

Except as otherwise set forth herein, the aggregate number of Shares as to which Awards may be granted shall be subject to change only by means of an amendment of the Plan duly adopted by the Company and approved by the stockholders of the Company within one year before or after the date of the adoption of the amendment.

4.       ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines. Subject to the provisions of the Plan, the Committee is authorized to:

(a) Interpret the provisions of the Plan and any Award or Award Agreement, and make all rules and determinations that it deems necessary or advisable to the administration of the Plan;

(b) Determine which employees of the Company or an Affiliate shall be designated as Participants and which of the employees shall be granted Awards;

(c) Determine whether an Option to be granted shall be an Incentive Option or Nonstatutory Option;

(d) Determine the number of Shares for which an Option or Restricted Stock shall be granted;

(e) Determine the number of Rights, the Cash Award or the Performance Award to be granted;

(f)      Provide for the acceleration of the right to exercise any Award; and

(g) Specify the terms, conditions, and limitations upon which Awards may be granted;
provided, however, that with respect to Incentive Options, all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of preserving the tax status of the Incentive Options as incentive stock options within the meaning of Section 422 of the Code.

The Committee may delegate to the chief executive officer and to other senior officers of the Company or its Affiliates its duties under the Plan pursuant to such conditions or limitations as the Committee may establish, except that only the Committee may select, and grant Awards to, Participants who are subject to
Section 16 of the Exchange Act. All determinations of the Committee shall be made by a majority of its members. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

The Committee shall have the authority at any time to cancel Awards for reasonable cause and to provide for the conditions and circumstances under which Awards shall be forfeited.

Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants. No determination shall be subject to de novo review if challenged in court.

5.       ELIGIBILITY FOR PARTICIPATION

Awards may be granted under this Plan only to employees of the Company or its Affiliates. The foregoing notwithstanding, each Participant receiving an Incentive Option must be an employee of the Company or of an Affiliate at the time the Incentive Option is granted.

The Committee may at any time and from time to time grant one or more Awards to one or more employees and may designate the number of Shares, if applicable, to be subject to each Award so granted, provided, however that no Incentive Option shall be granted after the expiration of ten (10) years from the earlier of the date of the adoption of the Plan by the Company or the approval of the Plan by the stockholders of the Company, and provided further, that the Fair Market Value of the Shares (determined at the time the Option is granted) as to which Incentive Options are exercisable for the first time by any employee during any single calendar year (under the Plan and under any other incentive stock option plan of the Company or an Affiliate) shall not exceed Two Million Dollars ($2,000,000). To the extent that the Fair Market Value of such Shares exceeds Two Million Dollars ($2,000,000), the Shares subject to Option in excess of Two Million Dollars ($2,000,000) shall, without further action by the Committee, automatically be converted to Nonstatutory Options.

Notwithstanding any of the foregoing provisions, the Committee may authorize the grant of an Award to a person not then in the employ of, or engaged by, the Company or of an Affiliate, conditioned upon such person becoming eligible to be granted an Award at or prior to the execution of the Award Agreement evidencing the actual grant of such Award.

6.       AWARDS UNDER THIS PLAN

As the Committee may determine, the following types of Awards may be granted under the Plan on a stand alone, combination, or tandem basis:

(a)      Incentive Option

An Award in the form of an Option  that shall  comply with the  requirements  of
Section 422 of the Code. Subject to adjustments in accordance with the provisions of Section 17, the aggregate number of Shares that may be subject to Incentive Options under the Plan shall not exceed Two Million (2,000,000).

(b)      Nonstatutory Option

An Award in the form of an Option that shall not be intended to comply with the requirements of Section 422 of the Code.

(c)      Restricted Stock

An Award made to a Participant in Common Stock or denominated in units of Common Stock, subject to future service and such other restrictions and conditions as may be established by the Committee, and as set forth in the Award Agreement, including but not limited to continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other measurements of Company or Affiliate performance.

(d)      Stock Appreciation Right

An Award in the form of a Right to receive the excess of the Fair Market Value of a Share on the date the Right is exercised over the Fair Market Value of a Share on the date the Right was granted.

(e)      Performance Awards

An Award made to a Participant that is subject to performance conditions specified by the Committee, including but not limited to continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other measurements of Company or Affiliate performance.

(f)      Cash Awards

An Award made to a Participant and denominated in cash, with the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee, and as set forth in the Award Agreement.

Each Award under the Plan shall be evidenced by an Award Agreement. Delivery of an Award Agreement to each Participant shall constitute an agreement between the Company and the Participant as to the terms and conditions of the Award.

7.       TERMS AND CONDITIONS OF INCENTIVE OPTIONS AND NONSTATUTORY OPTIONS

Each Option shall be set forth in an Award Agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted. Except for the setting of the Option price under Section 7(a), no Option shall be granted and no purported grant of any Option shall be effective until such Award Agreement shall have been duly executed on behalf of the Company and by the Participant. Each such Award Agreement shall be subject to at least the following terms and conditions:


(a)      Option Price

The purchase price of the Shares covered by each Option granted under the Plan shall be determined by the Committee. In the case of a grant of an Incentive Option (provided the Participant owns directly or by reason of the applicable attribution rules ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company), and in the case of any grant of a Nonstatutory Option, the Option price per share of the Shares covered by each such Option shall be not less than the Fair Market Value of the Shares on the date of the grant of the Option. In all cases of Incentive Options not covered by the preceding sentence, the Option price shall be not less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

(b)      Number of Shares

Each Option shall state the number of Shares to which it pertains.

(c)      Term of Option

Each Incentive Option shall terminate not more than ten (10) years from the date of the grant thereof, or such earlier time as the Award Agreement may provide, and shall be subject to earlier termination as herein provided, except that if the Option price is required under Section 7(a) to be at least one hundred ten percent (110%) of Fair Market Value, each such Incentive Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided. The Committee shall determine the time at which a Nonstatutory Option shall terminate; provided, however, that such termination date shall not be more than ten (10) years from the date of the grant thereof.

(d)      Date of Exercise

Upon the authorization of the grant of an Option, or at any time thereafter, the Committee may, subject to the provisions of Section 7(c), prescribe the date or dates on which the Option becomes exercisable, and may provide that the Option become exercisable in installments over a period of years, or upon the attainment of stated goals.

(e)      Medium of Payment

The Option price shall be payable upon the exercise of the Option, as set forth in Section 7(j). It shall be payable in such form (permitted by Section 422 of the Code in the case of Incentive Options) as the Committee shall, either by rules promulgated pursuant to the provisions of Section 4 of the Plan, or in the particular Award Agreement, provide.

(f)      Termination of Employment

         (1) A Participant who ceases to be an employee of the Company or of an Affiliate for any reason other than death, Disability, Normal Retirement or termination "for cause," as defined in
                  Section 7(f)(2), may exercise any Option granted to such Participant, to the extent that the right to purchase Shares thereunder has become exercisable on the date of such termination, but only within three (3) months after such date of termination, or, if earlier, within the originally prescribed term of the Option. A Participant's employment shall not be deemed terminated by reason of a transfer to another employer that is the Company or an Affiliate.

         (2) A Participant who ceases to be an employee of the Company or of an Affiliate "for cause" shall, upon such termination, cease to have any right to exercise any Option. For purposes of this Plan, cause shall mean (A) a Participant's theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or of an Affiliate, a Participant's perpetration or attempted perpetration of fraud, or a Participant's participation in a fraud or attempted fraud, on the Company or of an Affiliate or a Participant's unauthorized appropriation of, or a Participant's attempt to misappropriate, any tangible or intangible assets or property of the Company or of an Affiliate; (B) any act or acts of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by a Participant injurious to the interest, property, operations, business or reputation of the Company or of an Affiliate; (C) a Participant's commission of a felony or any other crime the commission of which results in injury to the Company or of an Affiliate; or (D) any violation of any restriction on the disclosure or use of confidential information of the Company or of an Affiliate or on competition with the Company or of an Affiliate or any of its businesses as then conducted. The determination of the Committee as to the existence of cause shall be conclusive and binding upon the Participant and the Company or the Affiliate.

         (3) A Participant who is absent from work with the Company or an Affiliate because of temporary disability (any disability other than a Disability), or who is on leave of absence for any purpose permitted by any authoritative interpretation (i.e., regulation, ruling, case law, etc.) of Section 422 of the Code, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his or her employment or relationship with the Company or with an Affiliate, except as the Committee may otherwise expressly provide or determine.

         (4) Section 7(f)(1) shall control and fix the rights of a Participant who ceases to be an employee of the Company or of an Affiliate for any reason other than Disability, death, Normal Retirement or termination "for cause," and who subsequently becomes Disabled or dies. Nothing in Section 7(g) and (h) shall be applicable in any such case.

(g)      Total and Permanent Disability

A Participant, who ceases to be an employee of the Company or of an Affiliate by reason of Disability, may exercise any Option granted to such Participant (notwithstanding that the Participant might not have been able to exercise the Option as to some or all of the Shares if the Participant had not become Disabled) within a period of not more than twelve (12) months after the date that the Participant became Disabled as determined by the Committee, or, if earlier, within the originally prescribed term of the Option.

(h)      Death

In the event that a Participant to whom an Option has been granted ceases to be an employee of the Company or of an Affiliate by reason of such Participant's death, any Option granted to such Participant (notwithstanding that the Participant might not have been able to exercise the Option as to some or all of the Shares if the Participant had not died) may be exercised by the Participant's estate or personal representative within a period of not more than twelve (12) months after the date of death of such Participant or, if earlier, within the originally prescribed term of the Option.

(i)      Normal Retirement

Except as otherwise mandated by Code Section 422, a Participant, who ceases to be an employee of the Company or of an Affiliate by reason of such Participant's Normal Retirement, may exercise any Option (notwithstanding that the Participant might not have been able to exercise the Option as to some or all of the Shares if the Participant had not terminated his or her employment because of Normal Retirement) within a period of not more than twelve (12) months after the date of Normal Retirement, or, if earlier, within the originally prescribed term of the Option.

(j)      Exercise of Option and Issuance of Stock

Options shall be exercised by giving written notice to the Company. Such written notice shall: (1) be signed by the person exercising the Option, (2) state the number of Shares with respect to which the Option is being exercised, (3) contain the warranty required by Section 7(n), if applicable, and (4) specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased. Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option. On the date specified in such written notice (which date may be extended by the Company in order to comply with any law or regulation that requires the Company to take any action with respect to the Option Shares prior to the issuance thereof), the Company shall accept payment for the Option Shares in cash, by bank or certified check, by wire transfer, or by such other means as may be approved by the Committee and shall deliver to the person or persons exercising the Option in exchange therefor an appropriate certificate or certificates for fully paid nonassessable Shares or undertake to deliver certificates within a reasonable period of time. In the event of any failure to take up and pay for the number of Shares specified in such written notice on the date set forth therein (or on the extended date as above provided), the right to exercise the Option shall terminate with respect to such number of Shares, but shall continue with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.

If approved in advance by the Committee, payment in full or in part also may be made (1) by delivering Shares already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option price; (2) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (3) by authorizing the Company to retain Shares that otherwise would be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option price; (4) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with part 220, Chapter II, Title 12 of the Code of Federal Regulations, a so-called "cashless" exercise); or (5) by any combination of the foregoing.

(k)      Rights as a Stockholder

No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option except as to such Shares as have been registered in the Company's share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price.

(l)      Assignability and Transferability of Option

Unless otherwise permitted by the Code and by Rule 16b-3 of the Exchange Act, if applicable, and approved in advance by the Committee, an Option granted to a Participant shall not be transferable by the Participant and shall be exercisable, during the Participant's lifetime, only by such Participant or, in the event of the Participant's incapacity, his guardian or legal representative. Except as otherwise permitted herein, such Option shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process and any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Section 7(l), or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

(m)      Other Provisions

The Award Agreement for an Incentive Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option can be an "incentive stock option" within the meaning of Section 422 of the Code. Further, the Award Agreements authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable and which, in the case of Incentive Options, are not inconsistent with the requirements of Section 422 of the Code.

(n)      Purchase for Investment

If Shares to be issued upon the particular exercise of an Option shall not have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled. The person who exercises such Option shall warrant to the Company that, at the time of such exercise, such person is acquiring his or her Option Shares for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and shall make such other representations, warranties, acknowledgments, and affirmations, if any, as the Committee may require. In such event, the person acquiring such Shares shall be bound by the provisions of the following legend (or similar legend) which shall be endorsed upon the certificate(s) evidencing his or her Option Shares issued pursuant to such exercise.

                  "The shares represented by this certificate have been acquired for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

                  "The shares of stock represented by this certificate are subject to all of the terms and conditions of a certain Agreement dated as of _________________, _____, among the Company and certain of its stockholders. A copy of the Agreement is on file in the office of the Secretary of the Company. The Agreement provides, among other things, for restrictions upon the holder's right to transfer the shares represented hereby, and for certain prior rights to purchase and certain obligations to sell the shares of common stock evidenced by this certificate at a designated purchase price determined in accordance with certain procedures. Any attempted transfer of these shares other than in compliance with the Agreement shall be void and of no effect. By accepting the shares of stock evidenced by this certificate, any permitted transferee agrees to be bound by all of the terms and conditions of said Agreement."

Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining any consent that the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

(o)      Repricing

The Committee may not at any time reduce the exercise price of an Option previously awarded to any Participant, whether through amendment, cancellation or replacement grants, or any other means (subject to adjustments for stock splits, stock dividends, and other adjustments described in Section 17 hereof).


8.       REQUIRED TERMS AND CONDITIONS OF RESTRICTED STOCK

(a) The Committee may from time to time grant an Award in Shares of Common Stock or grant an Award denominated in units of Common Stock, for such consideration, if any, as the Committee deems appropriate (which amount may be less than the Fair Market Value of the Common Stock on the date of the Award), and subject to such restrictions and conditions and other terms as the Committee may determine at the time of the Award (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other measurements of Company or Affiliate performance), and subject further to the general provisions of the Plan, the applicable Award Agreement, and the following specific rules.

(b) If Shares of Restricted Stock are awarded, such Shares cannot be assigned, sold, transferred, pledged, or hypothecated prior to the lapse of the restrictions applicable thereto, and, in no event, prior to six (6) months from the date of the Award. The Company shall issue, in the name of the Participant, stock certificates representing the total number of Shares of Restricted Stock awarded to the Participant, as soon as may be reasonably practicable after the grant of the Award.

(c) Restricted Stock issued to a Participant under the Plan shall be governed by an Award Agreement that shall specify whether Shares of Common Stock are awarded to the Participant, or whether the Award shall be one not of Shares of Common Stock but one denominated in units of Common Stock, any consideration required thereto, and such other provisions as the Committee shall determine.

(d) Subject to the provisions of Section 8(b) and (e) hereof and the restrictions set forth in the related Award Agreement, the Participant receiving an Award of Shares of Restricted Stock shall thereupon be a stockholder with respect to all of the Shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions made with respect to such Shares. All Common Stock received by a Participant as the result of any dividend on the Shares of Restricted Stock, or as the result of any stock split, stock distribution, or combination of the Shares affecting Restricted Stock, shall be subject to the restrictions set forth in the related Award Agreement.

(e) Restricted Stock or units of Restricted Stock awarded to a Participant pursuant to the Plan will be forfeited, and any Shares of Restricted Stock or units of Restricted Stock sold to a Participant pursuant to the Plan may, at the Company's option, be resold to the Company for an amount equal to the price paid therefor, and in either case, such Restricted Stock or units of Restricted Stock shall revert to the Company, if the Company so determines in accordance with
Section 13 or any other condition set forth in the Award Agreement, or, alternatively, if the Participant's employment with the Company or its Affiliates terminates, other than for reasons set forth in Section 12, prior to the expiration of the forfeiture or restriction provisions set forth in the Award Agreement.

(f) The Committee, in its discretion, shall have the power to accelerate the date on which the restrictions contained in the Award Agreement shall lapse with respect to any or all Restricted Stock awarded under the Plan.

(g) The Committee may prescribe such other restrictions, conditions, and terms applicable to Restricted Stock issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award Agreement, including, without limitation, terms providing for a lapse of the restrictions of this Section or any Award Agreement in installments.

(h) Notwithstanding anything in this Article 8 to the contrary, any restriction period imposed hereunder shall be for a period of not less than three (3) years, if such restriction is based upon continuous service with the Company or its Affiliates.

9.       REQUIRED TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

If deemed by the Committee to be in the best interests of the Company, a Participant may be granted a Right. Each Right shall be granted subject to such restrictions and conditions and other terms as the Committee may specify in the Award Agreement at the time the Right is granted, subject to the general provisions of the Plan, and the following specific rules.

(a) Rights may be granted, if at all, either singly, in combination with another Award, or in tandem with another Award. At the time of grant of a Right, the Committee shall specify the base price of Common Stock to be used in connection with the calculation described in Section 9(b), provided that the base price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant, unless approved by the Board.

(b) Upon exercise of a Right, which shall be not less than six (6) months from the date of the grant, the Participant shall be entitled to receive in accordance with Section 14, and as soon as practicable, the excess of the Fair Market Value of one Share of Common Stock on the date of exercise over the base price specified in such Right, multiplied by the number of Shares of Common Stock then subject to the Right, or the portion thereof being exercised.

(c) Notwithstanding anything herein to the contrary, if the Award granted to a Participant allows him or her to elect to cancel all or any portion of an unexercised Option by exercising an additional or tandem Right, then the Option price per Share of Common Stock shall be used as the base price specified in
Section 9(a) to determine the value of the Right upon such exercise and, in the event of the exercise of such Right, the Company's obligation with respect to such Option or portion thereof shall be discharged by payment of the Right so exercised. In the event of such a cancellation, the number of Shares as to which such Option was canceled shall become available for use under the Plan, less the number of Shares, if any, received by the Participant upon such cancellation in accordance with Section 14.

(d) A Right may be exercised only by the Participant (or, if applicable under Section 12, by a legatee or legatees of such Right, or by the Participant's executors, personal representatives, or distributees).

10.      PERFORMANCE AWARDS

(a) A Participant may be granted an Award that is subject to performance conditions specified by the Committee. The Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other measurements of Company or Affiliate performance), and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as otherwise limited under Section 10(c) and (d), below, in the case of a Performance Award intended to qualify under Code Section 162(m).

(b) Any Performance Award will be forfeited if the Company so determines in accordance with Section 13 or any other condition set forth in the Award Agreement, or, alternatively, if the Participant's employment with the Company or its Affiliates terminates, other than for reasons set forth in Section 12, prior to the expiration of the time period over which the performance conditions are to be measured.

(c) If the Committee determines that a Performance Award to be granted to an employee should qualify as "performance-based compensation" for purposes of Code
Section 162(m), the grant and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in Section 10(c).

         (1)      Performance  Goals Generally.  The performance  goals for such
                  Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Section 10(c). Performance goals shall be objective and shall otherwise meet the requirements of Code
                  Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the performance goals being "substantially uncertain." The Committee may determine that more than one performance goal must be achieved as a condition to settlement of such
                  Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

         (2) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards:
                  (A) total stockholder return; (B) such total stockholder return as compared to the total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 or the Nasdaq-U.S. Index; (C) net income; (D) pre-tax earnings; (E) EBITDA; (F) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (G) operating margin; (H) earnings per share; (I) return on equity; (J) return on capital; (K) return on investment; (L) operating income, excluding the effect of charges for acquired in-process technology and before payment of executive bonuses;
                  (M) earnings per share, excluding the effect of charges for acquired in-process technology and before payment of executive bonuses; (N) working capital; and (O) total revenues. The foregoing business criteria also may be used in establishing performance goals for Cash Awards granted under Section 11 hereof.

         (3) Compensation Limitation. No employee may receive a Performance Award in excess of $1 million for any three (3) year period.

(d) Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Committee. Performance goals shall be established on or before the dates that are required or permitted for "performance-based compensation" under Code Section 162(m).

(e) Settlement of Performance Awards may be in cash or Shares, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to Code Section 162(m).

11.      REQUIRED TERMS AND CONDITIONS OF CASH AWARDS

(a) The Committee may from time to time authorize the award of cash payments under the Plan to Participants, subject to such restrictions and conditions and other terms as the Committee may determine at the time of authorization
(including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other measurements of Company or Affiliate performance), and subject to the general provisions of the Plan, the applicable Award Agreement, and the following specific rules.

(b) Any Cash Award will be forfeited if Company so determines in accordance with
Section 13 or any other condition set forth in the Award Agreement, or, alternatively, if the Participant's employment with the Company or its Affiliates terminates, other than for reasons set forth in Section 12, prior to the attainment of any goals set forth in the Award Agreement or prior to the expiration of the forfeiture or restriction provisions set forth in the Award Agreement, whichever is applicable.

(c) The Committee, in its discretion, shall have the power to change the date on which the restrictions contained in the Award Agreement shall lapse, or the date on which goals are to be measured, with respect to any Cash Award.

(d) Any Cash Award, if not previously forfeited, shall be payable in accordance with Section 14 as soon as practicable after the restrictions lapse or the goals are attained.

(e) The Committee may prescribe such other restrictions, conditions, and terms applicable to the Cash Awards issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award Agreement, including, without limitation, terms providing for a lapse of the restrictions, or a measurement of the goals, in installments.

12.      TERMINATION OF EMPLOYMENT

Except as may otherwise be (A) provided in Section 7 for Options, (B) provided for under the Award Agreement, or (C) permitted pursuant to Sections 12(a) and
(c) (subject to the limitations under the Code for Incentive Options), if the employment of a Participant terminates, all unexpired, unpaid, unexercised, or deferred Awards shall be canceled immediately.

(a) Retirement under a Company or Affiliate Retirement Plan. When a Participant's employment terminates as a result of retirement as defined under a Company or Affiliate retirement plan but such retirement is not a Normal Retirement as defined under the Section 2(o) of the Plan, the Committee may permit Awards to continue in effect beyond the date of retirement in accordance with the applicable Award Agreement, and/or the exercisability and vesting of any Award may be accelerated.

(b) Resignation in the Best Interests of the Company or an Affiliate. When a Participant resigns from the Company or an Affiliate and, in the judgment of the chief executive officer or other senior officer designated by the Committee, the acceleration and/or continuation of outstanding Awards would be in the best interests of the Company, the Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Awards granted prior to such termination and (ii) permit the exercise, vesting, and payment of such Awards for such period as may be set forth in the applicable Award Agreement, subject to earlier cancellation pursuant to Section 13 or at such time as the Committee shall deem the continuation of all or any part of the Participant's Awards are not in the Company's or its Affiliate's best interests.

(c)      Death or Disability of a Participant

         (1) In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the earlier of (A) the expiration date specified in the Award Agreement, or (B) the expiration date specified Section 7(h), within which to receive or exercise any outstanding Awards held by the Participant under such terms as may be specified in the applicable Award Agreement. Rights to any such outstanding Awards shall pass by will or the laws of descent and distribution in the following order: (i) to beneficiaries so designated by the Participant; (ii) to a legal representative of the Participant; or (iii) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing shall be made at such times and in such manner as if the Participant were living.

         (2) In the event a Participant is determined by the Company to be Disabled, and subject to the limitations of Section 7(g), Awards may be paid to, or exercised by, the Participant, if legally competent, or by a legally designated guardian or other representative if the Participant is legally incompetent by virtue of such Disability.

         (3) After the death or Disability of a Participant, the Committee may in its sole discretion at any time (A) terminate restrictions in Award Agreements; (B) accelerate any or all installments and rights; and/or (C) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards ultimately might have become payable to other beneficiaries.

13.      CANCELLATION AND RESCISSION OF AWARDS

Unless the Award Agreement specifies otherwise, the Committee may cancel any unexpired, unpaid, unexercised, or deferred Awards at any time if the Participant is not in compliance with the applicable provisions of the Award Agreement, the Plan, or with the following conditions:

(a) A Participant shall not breach any protective agreement entered into between him or her and the Company or any Affiliates, or render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For a Participant whose employment has terminated, the judgment of the chief executive officer shall be based on terms of the protective agreement, if applicable, or on the Participant's position and responsibilities while employed by the Company or its Affiliates, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current, and potential competition or conflict between the Company and other organization or business, the effect of the Participant's assuming the post-employment position on the Company's or its Affiliate's customers, suppliers, investors, and competitors, and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant may, however, purchase as an investment or otherwise, stock or other securities of any organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than one percent (1%) equity interest in the organization or business.

(b) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company or its Affiliates, or use in other than the Company's or Affiliate's business, any confidential information or materials relating to the business of the Company or its Affiliates, acquired by the Participant either during or after employment with the Company or its Affiliates.


(c) A Participant shall disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment with the Company or an Affiliate, relating in any manner to the actual or anticipated business, research, or development work of the Company or its Affiliates, and shall do anything reasonably necessary to enable the Company or its Affiliates to secure a patent, trademark, copyright, or other protectable interest where appropriate in the United States and in foreign countries.

Upon exercise, payment, or delivery pursuant to an Award, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan, including the provisions of this Sections 13(a), (b) or (c). Failure to comply with the provisions of this Sections 13(a), (b) or (c) prior to, or during the one (1) year period after, any exercise, payment, or delivery pursuant to an Award shall cause such exercise, payment, or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two (2) years after such exercise, payment, or delivery. Within ten (10) days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment, or delivery pursuant to the Award. Such payment shall be made either in cash or by returning to the Company the number of Shares of Common Stock that the Participant received in connection with the rescinded exercise, payment, or delivery.

14.      PAYMENT OF RESTRICTED STOCK, RIGHTS, PERFORMANCE AWARDS AND CASH AWARDS

Payment of Restricted Stock, Rights, Performance Awards and Cash Awards may be made, as the Committee shall specify, in the form of cash, Shares of Common Stock, or combinations thereof; provided, however, that a fractional Share of Common Stock shall be paid in cash equal to the Fair Market Value of the fractional Share of Common Stock at the time of payment.

15.      WITHHOLDING

Except as otherwise provided by the Committee,

(a) The Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan; and

(b) In the case of payments of Awards, or upon any other taxable event hereunder, a Participant may elect, subject to the approval in advance by the Committee, to satisfy the withholding requirement, if any, in whole or in part, by having the Company withhold Shares of Common Stock that would otherwise be transferred to the Participant having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax that could be imposed on the transaction. All elections shall be made in writing and signed by the Participant.

16.      SAVINGS CLAUSE

This Plan is intended to comply in all respects with applicable law and regulations, including, (A) with respect to those Participants who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 of the Securities and Exchange Commission, if applicable, and (B) with respect to executive officers, Code Section 162(m). In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Rule 16b-3 and Code Section 162(m)), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Rule 16b-3 and Code
Section 162(m)) so as to foster the intent of this Plan. Notwithstanding anything herein to the contrary, with respect to Participants who are officers and directors for purposes of Section 16 of the Exchange Act, if applicable, and if required to comply with rules promulgated thereunder, no grant of, or Option to purchase, Shares shall permit unrestricted ownership of Shares by the Participant for at least six (6) months from the date of grant or Option, unless the Board determines that the grant of, or Option to purchase, Shares otherwise satisfies the then current Rule 16b-3 requirements.

17.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE
         TRANSACTIONS

In the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividends payable in capital stock, or the like, appropriate adjustments to prevent dilution or enlargement of the Awards granted to, or available for, Participants shall be made in the manner and kind of Shares for the purchase of which Awards may be granted under the Plan, and, in addition, appropriate adjustment shall be made in the number and kind of Shares and in the Option price per share subject to outstanding Options. The foregoing notwithstanding, no such adjustment shall be made in an Incentive Option which shall, within the meaning of Section 424 of the Code, constitute such a modification, extension, or renewal of an Option as to cause it to be considered as the grant of a new Option.

Notwithstanding anything herein to the contrary, the Company may, in its sole discretion, accelerate the timing of the exercise provisions of any Award in the event of a tender offer for the Company's Shares, the adoption of a plan of merger or consolidation under which a majority of the Shares of the Company would be eliminated, or a sale of all or any portion of the Company's assets or capital stock. Alternatively, the Company may, in its sole discretion, cancel any or all Awards upon any of the foregoing events and provide for the payment to Participants in cash of an amount equal to the value or appreciated value, whichever is applicable, of the Award, as determined in good faith by the Committee, at the close of business on the date of such event. The preceding two sentences of this Section 17 notwithstanding, the Company shall be required to accelerate the timing of the exercise provisions of any Award if (i) any such business combination is to be accounted for as a pooling-of-interests under APB Opinion 16 and (ii) the timing of such acceleration does not prevent such pooling-of-interests treatment.

Upon a business combination by the Company or any of its Affiliates with any corporation or other entity through the adoption of a plan of merger or consolidation or a share exchange or through the purchase of all or substantially all of the capital stock or assets of such other corporation or entity, the Board or the Committee may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date of such transaction, will become employees or directors of, or consultants or advisors to, the Company or its Affiliates. The number of Shares subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effected. Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the Committee, as the case may be. Upon the grant of substitute Options pursuant hereto, the options to purchase securities of such other corporation or entity for which such Options are substituted shall be cancelled immediately.

18.      DISSOLUTION OR LIQUIDATION OF THE COMPANY

Upon the dissolution or liquidation of the Company other than in connection with a transaction to which Section 17 is applicable, all Awards granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant under the applicable Award have not otherwise terminated and expired, the Participant may, if the Committee, in its sole discretion, so permits, have the right immediately prior to such dissolution or liquidation to exercise any Award granted hereunder to the extent that the right thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.

19.      TERMINATION OF THE PLAN

The Plan shall terminate (10) years from the earlier of the date of its adoption by the Board or the date of its approval by the stockholders. The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Award Agreements executed prior to the effective date of such termination. Notwithstanding anything in this Plan to the contrary, any Options granted prior to the effective date of the Plan's termination may be exercised until the earlier of (A) the date set forth in the Award Agreement, or (B) in the case of an Incentive Option, ten (10) years from the date the Option is granted; and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.

20.      AMENDMENT OF THE PLAN

The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment that (A) increases the numbers of Shares that may be granted under this Plan, other than as provided by Section 17, (B) materially modifies the requirements as to eligibility to participate in the Plan, (C) materially increases the benefits to Participants, (D) extends the period during which Incentive Options may be granted or exercised, or (E) changes the designation of the class of employees eligible to receive Incentive Options, or otherwise causes the Incentive Options to no longer qualify as "incentive stock options" as defined in Section 422 of the Code, also shall be subject to the approval of the stockholders of the Company within one (1) year either before or after such adoption by the Board, subject to the requirements of Section 16 of the Plan.

21.      EMPLOYMENT RELATIONSHIP

Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment of a Participant, nor to prevent a Participant from terminating the Participant's employment with the Company or an Affiliate.

22.      INDEMNIFICATION OF COMMITTEE

In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as directors or members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the director or Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a director or Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

23.      UNFUNDED PLAN

Insofar as it provides for payments in cash in accordance with Section 14, or otherwise, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board, or the Committee be deemed to be a trustee of any cash, Common Stock, or rights thereto to be granted under the Plan. Any liability of the Company to any Participant with respect to a grant of cash, Common Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

24.      MITIGATION OF EXCISE TAX

If any payment or right accruing to a Participant under this Plan (without the application of this Section 24), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate, would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Company. The Participant shall cooperate in good faith with the Company in making such determination and providing any necessary information for this purpose.

25.      EFFECTIVE DATE

This Plan shall become effective upon adoption by the Board, provided that the Plan is approved by the stockholders of the Company before or at the Company's next annual meeting, but in no event shall stockholder approval be sought more than one (1) year after such adoption by the Board.

26.      GOVERNING LAW

This Plan shall be governed by the laws of the State of Illinois and construed in accordance therewith.

Amended and restated this 8th day of March, 2001.

EXHIBIT 10.2


                            USFREIGHTWAYS CORPORATION
                                STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

                    AMENDED AND RESTATED AS OF MARCH 8, 2001

I.       DEFINITIONS AND PURPOSE

         A.       Definitions:

                  Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Plan, have the following meanings:

                  1.       Affiliate means a corporation  which, for purposes of
                           Section 422 of the Code, is a parent or subsidiary of the Company, direct or indirect.

                  2.       Board means the Board of Directors of the Company.

                  3. Code means the Internal Revenue Code of 1986, as amended.

                  4. Committee means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected.

                  5. Company means USFreightways Corporation, a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed, or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all other assets of the Company.

                  6. Disability means a permanent and total disability as defined in Section 22(e)(3) of the Code.

7. Eligible Director means each person who is a director of the Company, and who is not an employee of the Company or any Affiliate of the Company and who has not been an employee of the Company or any Affiliate of the Company for all or any part of the preceding fiscal year.

                  8. Option means a right or option granted under the Plan, which right or option shall not be intended to qualify as an incentive stock option as defined in
                           Section 422 of the Code.

                  9. Option Agreement means an agreement between the Company and a Participant executed and delivered pursuant to the Plan.

                  10. Participant means an Eligible Director to whom an Option is granted under the Plan.

                  11. Plan means this Stock Option Plan for Non-Employee Directors, as amended from time to time.

                  12. Shares means the following shares of the capital stock of the Company as to which Options have been or may be granted under the Plan: authorized and unissued common stock, $0.01 par value, treasury shares held by the Company or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article VI of the Plan.

         B.       Purpose of the Plan:

                  The Plan intended to promote the interests of the Company and its stockholders by attracting and retaining highly qualified independent directors through an investment interest in the Company's future success.

II.      SHARES SUBJECT TO THE PLAN

         The aggregate number of Shares as to which Options may be granted from time to time shall be Six Hundred Thousand (600,000) Shares.

         If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option, if the Option was not exercised, shall be available for the granting of other Options. Any Option, if the Option was not exercised, shall be available for the granting of other Options. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan or Option Agreement.

         Subject to the provisions of Article VI, the aggregate number of Shares as to which Options may be granted shall be subject to change only by means of an amendment of the Plan duly adopted by the Company and approved by the stockholders of the Company within such time period as may be required by the Securities Exchange Act of 1934, as amended from time to time.

III.     ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee is authorized to:

         A. Interpret the provisions of the Plan or any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

         B. Determine the Eligible Directors to whom Options shall be granted;

         C. Determine the number of Shares for which an Option or Options shall be granted;

         D. Provide for the acceleration of the righ to exercise an Option (or any portion thereof); and

         E. Specify the terms and conditions upon which Options may be granted.

         The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final.

IV.      ELIGIBILITY FOR PARTICIPATION

         Each Participant must be an Eligible Director of the Company at the time an Option is granted. Each Eligible Director shall be granted, at the later of the effective date of the Plan or the date such director becomes an Eligible Director, and at such other time or times as described in Article V, an Option to purchase Shares under the Plan. In addition to the formula-based Shares set forth in Article V, the Committee may at any time and from time to time grant one or more additional Options to one or more Eligible Directors ("Discretionary Options") and may designate the number of Shares to be subject to each Discretionary Option so granted, provided however that no grant of a Discretionary Option to purchase Shares shall permit unrestricted ownership of Shares by the Eligible Director for at least six (6) months from the date of grant of the Discretionary Option, unless the Committee determines that the grant of such Discretionary Option to purchase Shares otherwise satisfies the then current Rule 16b-3 requirements under the Securities Exchange Act of 1934.

V.       TERMS AND CONDITIONS OF OPTIONS

         Each Option shall be set forth in an Option Agreement, duly executed on behalf of the Company and by the participant to whom such Option is granted. Except for the setting of the Option price under Paragraph A of this Article V, no Option shall be granted and no purported grant of any Option shall be effective until such Option Agreement shall have been duly executed on behalf of the Company and by the Participant. Each such Option Agreement shall be subject to at least the following terms and conditions:

         A.       OPTION PRICE:

                  The exercise price of the Shares covered by each Option granted under the Plan shall be equal to 100% of the "fair market value" of the Shares on the date of the granted Option. If the Shares are listed on any national securities exchange, the fair market value shall be the mean average of the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option, or, if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option. If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the closing "Ask" prices, if any, as reported on the National Association of Securities Dealers automated Quotation System ("NASDAQ") for the date of the grant of the Option, or if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported. If the Shares are not then either listed on any such exchange or quoted on NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National daily Quotation Service for the date of the grant of the Option, or, if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported.

         B.       NUMBER OF SHARES:

                  Each Eligible Director shall automatically, at the later of the effective date of the Plan or the date such director becomes an Eligible Director, be granted an Option under this Plan to acquire 10,000 Shares. Upon the fifth and tenth anniversaries of such initial grant, each Participant shall automatically be granted Options under this Plan to acquire an additional 10,000 Shares at each such anniversary, provided the Participant is an Eligible Director at such anniversary. In addition to the foregoing, each Eligible Director may from time to time be granted by the Committee, in its discretion, a Discretionary Option.

         C.       TERM OF OPTION:

                  No Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of the grant.

         D.       DATE OF EXERCISE:

                  1. Options granted to an Eligible Director under the Plan on the Plan's effective date shall become exercisable cumulatively in accordance with the following schedule:

                           Years Elapsed Since       Cumulative Number of Shares
                           Date of Grant       For Which Option May Be Exercised
                           _________________                    ________________
                           Less than       1                               2,000
                                           1                               3,600
                                           2                               5,200
                                           3                               6,800
                                           4                               8,400
                                           5 or more                      10,000

                  2. Options granted to an Eligible Director under the Plan after the Plan's effective date shall become exercisable cumulatively in accordance with the following schedule:


                           Years Elapsed Since       Cumulative Number of Shares
                           Date of Grant       For Which Option May Be Exercised
                           _________________                    ________________
                           Less than       1                                   0
                                           1                               2,000
                                           2                               4,000
                                           3                               6,000
                                           4                               8,000
                                           5 or more                      10,000

                  The foregoing schedules notwithstanding, if a Participant shall cease to be a director of the Company because of death or Disability, all Shares for which an Option has been granted shall become immediately exercisable and shall be exercisable in accordance with Paragraph F.

                  Not withstanding anything herein to the contrary, upon the authorization of the grant of a Discretionary Option, or at anytime thereafter, the Committee may prescribe the date or dates on which the Discretionary Option becomes exercisable, and may provide that the Discretionary Option become exercisable in installments over a period of years, or upon the attainment of stated goals.

         E.       MEDIUM OF PAYMENT:

                  The Option price shall be paid on the date of purchase specified in the notice of exercise, as set forth in Paragraph
                  G. It shall be paid in the legal tender of the United States, or, at the election of the Participant, by surrender to the Company of previously owned shares with an aggregate fair market value (on the date of the exercise) equal to the Option price to be paid; provided, however, that if such shares were acquired pursuant to an incentive stock option plan (as defined in Code Section 422) of the Company or Affiliate, then the applicable holding period requirements of said Section 422 have been met with respect to such shares, and, provided further, that if (i) such shares were granted pursuant to an option, then such option must have been granted at least six
                  (6) months prior to the exercise of the Option hereunder;  and
                  (ii), such shares were purchased other than through the grant and exercise of an option, such shares were owned by the Participant for more than six (6) months prior to the exercise of the Option hereunder.

         F.       TERMINATION OF STATUS:

         1. In the event that a Participant shall cease to be a director of the Company for any reason other than death, Disability, or voluntary termination as a director of the Company on or after the attainment of his or her 65th birthday, his or her Option shall be exercisable, only to the extent that it was exercisable at the date he or she ceased to be a director and only until the first to occur of one (1) year after such date or until the date on which the Option otherwise expires according to its terms.

         2. In the event that a Participant shall cease to be a director of the Company because of death or Disability, his or her Option may be exercised in its entirety (notwithstanding the vesting schedule set forth in Paragraph D of this Article V or in any Option Agreement) within the originally prescribed term of the Option by the Participant or by any person or persons designated by the Participant as the executors or administrators of the Participant's estate, or by any person or persons who shall have acquired the Option directly from the Participant by his or her will or the applicable law of descent and distribution.

         3. In the event that a Participant shall cease to be a director of the Company because of voluntary termination as a director of the Company on or after the attainment of his or her 65th birthday and that Participant has served as a director of the Company for five (5) years or more, his or her Option may be exercised in its entirety (notwithstanding the vesting schedule set forth in Paragraph D of this Article V or in any Option Agreement) within the originally prescribed term of the Option by the Participant; provided that the Committee, in its sole discretion, approves the exercise of the Option in its entirety.

         4. In the event that a Participant shall cease to be a director of the Company because of voluntarytermination as a director of the Company on or after the attainment of his or her 72nd birthday and that Participant has not served as a director of the Company for five (5) years, his or her Option shall be exercisable (notwithstanding the vesting schedule set forth in Paragraph D of this Article V or in any Option Agreement) within the originally prescribed term of the Option by the Participant, to the extent that (a) it was exercisable at the date he or she ceased to be a director and (b) if the Option was exercisable periodically, to the extent of any additional rights that would have become exercisable (had the Participant not voluntarily terminated as a director of the Company) during successive one year periods from the Participant's date of termination for each year the Participant served as a director of theCompany.


         G.       EXERCISE OF OPTION AND ISSUE OF STOCK:

                  Option shall be exercised by giving written notice to the Company. Such written notice shall: (1) be signed by the person exercising the Option, (2) state the number of Shares with respect to which the Option is being exercised, and (3) specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased. Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option. On the date specified in such written notice (which date may be extended by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Option Shares prior to the issuance thereof, whether pursuant to the provisions of
                  Article VI or otherwise), the Company shall accept payment for the Option Shares and shall deliver to the person or persons exercising the Option in exchange therefor an appropriate certificate or certificates for paid non-assessable Shares. In the event of any failure to take up and pay for the number of Shares specified in such written notice on the date set forth therein (or on the extended date as above provided), the right to exercise the Option shall terminate with respect to such number of Shares, but shall continue with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.

         H.       RIGHTS AS A STOCKHOLDER:

                  No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option except as to such Shares as have been issued to or registered in the Company's share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price.

         I.       ASSIGNABILITY AND TRANSFERABILITY OF OPTION:

                  By its terms, an Option granted to a participant shall not be transferable by the Participant and shall be exercisable, during the Participant's lifetime, only by such Participant. Such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph I, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

VI.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event that the outstanding shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization , merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock , or the like, appropriate adjustments to prevent dilution or enlargement of the rights granted to, or available for, Participants shall be made in the number and kind of shares for the purchase of which Options may be granted under the Plan, and, in addition, appropriate adjustment shall be made in the number and kind of Shares and in the Option price per share subject to outstanding options. Notwithstanding anything herein to the contrary, in the event of an offer for the Company's shares, the adoption of a plan of merger or consolidation under which all of the shares of the Company would be eliminated, or a sale of substantially all of the Company's assets, a Participant shall be entitled to exercise immediately all or any portion of the Shares to which he or she received an Option, regardless of the number of years elapsed since the date of the grant .



VII.     DISSOLUTION OR LIQUIDATION OF THE COMPANY

         Upon the dissolution or liquidation of the Company other than in connection with a transaction to which the preceding Article VI is applicable, all Options granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant under the applicable Options have not otherwise terminated and expired, the Participant shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase Shares thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.

VIII.    TERMINATION OF THE PLAN

         The Plan shall terminate fifteen (15) years from the date of its adoption. The Plan may be terminated at an earlier date by vote of the Board; provided, however, that any such earlier termination shall not affect any Options granted or Option Agreements executed prior to the effective date of such termination. Except as may otherwise by provided for under Articles VI and VII, and notwithstanding anything in this Plan to the contrary, any Options granted prior to the effective date of the Plan's termination may be exercised, if otherwise exercisable until ten (10) years have elapsed from the date the Option is granted, and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.

IX.      AMENDMENT OF THE PLAN

         The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment to Article II above or that otherwise requires the approval of the stockholders of the Company in accordance with the Rule 16b-3 requirements of the Securities Exchange Act of 1934, as amended from time to time, shall be subject to approval of the stockholders within the requisite time period of such Act, and provided, further, that the Plan may not be amended more frequently than once every six (6) months, unless an amendment is necessary to comply with the Code or the Employee Retirement Income Security Act of 1974, as amended, and is otherwise permitted by Rule 16b-3.

X.       INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as directors or members of the Committee, the members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a Committee member must first offer in writing to the Company the opportunity, at his own expense, to defend any such action, suit or proceeding.

XI.      RESTRICTIONS

         If the Company shall determine, in its discretion, that the Shares under the Plan must be registered or qualified under any applicable state or federal securities law before they may be offered or sold to the Participant, or that the consent or approval of any governmental regulatory body is necessary or desirable in connection with the issuance of such Shares, such Option may not be exercised by the Participant unless the Shares have been so registered, qualified, or listed, or until such consent or approval shall have been obtained, free of any conditions not acceptable to the Company. The Company shall use reasonable efforts to qualify the Shares, obtain the benefit of any applicable exemption from such qualification, or obtain any such consent or approval, provided that no Participant shall have any right to require the company to undertake any registration or other action which the Company determines, in its sole discretion, to be unduly burdensome.



XII.     SAVINGS CLAUSE

         This Plan intended to comply in all respects with applicable law and regulations, including Rule 16b-3 of the Securities and Exchange Commission. In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Rule 16b-3), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provisions shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Rule 16b-3) so as to foster the intent of this Plan. Notwithstanding anything herein to the contrary, no grant of, or Option to purchase, Shares shall permit unrestricted ownership of Shares by the Participant for at least six (6) months from the date of grant or Option to purchase.

XIII.    EFFECTIVE DATE

         This Plan shall become effective upon adoption by the Board. The adoption of the Plan shall be subject to subsequent approval by the stockholders of the Company at the next annual meeting of the company's stockholders unless such approval is not required by any rules or regulations promulgated by the Securities and Exchange Commission under
         Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time. Notwithstanding the foregoing, if the Plan shall have been approved by the Board prior to such annual meeting, Options shall be granted to Eligible Directors prior to the date of such annual meeting in accordance with Article V, subject to such subsequent stockholder approval but such Options shall not become exercisable until such approval is obtained or its is determined that such approval is not required.

XIV.     GOVERNING LAW

         This Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.


Originally adopted and effective on the 29th day of October, 1993 by the Board of Directors. Amended and restated this 8th day of March 2001 by the Board of Directors.

EXHIBIT 10.3

                            USFREIGHTWAYS CORPORATION
                         SEVERANCE PROTECTION AGREEMENT



         THIS AGREEMENT (the "Agreement") is made as of ___________, 20__, by and between USFreightways Corporation, a Delaware corporation (the "Company"), and _________________ (the "Executive").

                                    RECITALS

         A. The Board recognizes that the possibility of a Change in Control exists and that the threat or the occurrence of a Change in Control can distract its key management personnel because of the uncertainties inherent in such a situation.

         B The Board has determined that it is essential and in the best interest of the Company and its stockholders to retain the services of the Executive in the event of a threat or occurrence of a Change in Control and to ensure his continued dedication and efforts in such event.

         C. In order to induce the Executive to remain in the employ of the Company, the Company desires to enter into this Agreement with the Executive to provide the Executive with certain benefits in the event his employment is terminated as a result of, or in connection with, a Change in Control.

         NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, the parties agree as follows:

1. Term of Agreement. This Agreement shall commence as of ___________, 20__ and shall continue in effect until December 31, 2002; provided, however, that commencing on January 1, 2003 and on each January 1 thereafter, the term of this Agreement shall automatically be extended for one (1) year unless either the Company or the Executive shall have given written notice to the other at least ninety (90) days prior thereto that the term of this Agreement shall not be so extended; and provided, further, that notwithstanding any such notice by the
Company not to extend, if a Change in Control shall occur during the term hereof, the term of this Agreement shall not expire prior to the expiration of twenty-four (24) months after the occurrence of a Change in Control. Notwithstanding anything in this Paragraph 1 to the contrary, this Agreement shall terminate prior to any date set forth above, and shall be considered null and void, if termination is necessary for a business combination involving the Company to be accounted for as a pooling-of-interests under APB Opinion No. 16.

2.       Definitions.
--------------------

2.1. "Accrued Compensation" shall mean all amounts earned or accrued through the Termination Date, but not paid as of the Termination Date, including (a) base salary, (b) reimbursement for reasonable and necessary expenses incurred by the Executive on behalf of the Company during the period ending on the Termination Date, (c) vacation pay, and (d) bonuses and other incentive compensation (other than the Pro Rata Bonus).

2.2.     "Act" shall mean the Securities Exchange Act of 1934, as amended.

2.3. "Base Amount" shall mean the greater of the Executive's  annual base salary
(a) at the rate in effect on the Termination Date or (b) at the highest rate in effect at any time during the ninety (90) day period prior to the Change in Control, and shall include all amounts of his base salary that are deferred under any qualified or non-qualified employee benefit plan of the Company or any other agreement or arrangement.

2.4.     "Board" shall mean the Board of Directors of the Company.

2.5. "Bonus Amount" shall mean the Executive's target bonus as established by the Company for the fiscal year in which the Change of Control occurs which shall be no less than fifty percent (50%) of the Executive's maximum payout as established by the Company for the fiscal year in which the Change in Control occurs.

2.6. Termination of employment is for "Cause" if the Executive has been convicted of a felony or the termination is evidenced by a resolution adopted in good faith by two-thirds of the Board that the Executive (a) failed to perform his reasonably assigned duties with the Company (other than a failure resulting from the Executive's incapacity due to physical or mental illness or from the Executive's assignment of duties that would constitute Good Reason), which failure continued for a period of at least thirty (30) days after a written notice of demand for performance had been delivered to the Executive specifying the manner in which the Executive had failed to perform, or (b) intentionally engaged in conduct that is demonstrably and materially injurious to the Company; provided, however, that no termination of the Executive's employment shall be for Cause as set forth in clause (b) above until (i) there shall have been delivered to the Executive a written notice setting forth that the Executive committed the conduct set forth in clause (b) and specifying the particulars thereof in detail, and (ii) the Executive shall have been provided an opportunity to be heard in person by the Board (with the assistance of the Executive's counsel if the Executive so desires).

2.7. "Change in Control" shall mean the occurrence of any of the following events:

(a) any person (as such term is defined in Section 3 of the Act and used in Rule 13d-5 of the SEC under the Act) or group (as such term is defined in Section 13(d) of the Act), other than a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, becomes the beneficial owner of twenty-five percent (25%) or more of the common stock of the Company or of Voting Securities representing twenty-five percent (25%) or more of the combined voting power of all Voting Securities of the Company;

(b) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote or written consent of at least two-thirds of the directors then comprising the Incumbent Directors shall be considered an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of the SEC under the Act); or

(c)      approval by the stockholders of the Company of any of the following:

(i) a merger, reorganization or consolidation ("Merger") with respect to which the individuals and entities who were the respective beneficial owners of the Voting Securities of the Company immediately before such Merger do not, after such Merger, beneficially own, directly or indirectly, more than seventy-five percent (75%) of the Voting Securities of the corporation resulting from such Merger, or

(ii) the sale or other disposition of all or substantially all of the assets of the Company.

Clauses (a), (b) and (c) of this definition notwithstanding, a Change in Control shall not occur if the Executive is, by written agreement executed before such Change in Control, a participant on such Executive's own behalf in a transaction in which, pursuant to the written agreement, the Executive has an equity interest in the resulting entity or a right to acquire such an equity interest.

2.8. "Disability" shall mean a physical or mental condition that impairs the Executive's ability to substantially perform his duties with the Company for a period of one hundred eighty (180) consecutive days and, as a result of which, the Executive has not returned to employment prior to the Termination Date as stated in the Notice of Termination.

2.9.   "Effective Date" shall mean the date on which this Agreement is executed.

2.10. "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in paragraphs (a) through (h) hereof:

(a) a change in the Executive's status, title, position or responsibilities (including reporting responsibilities) which, in the Executive's reasonable judgment, represents an adverse change from his status, title, position or responsibilities as in effect at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter; the assignment to the Executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with his status, title, position or responsibilities as in effect at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter; or any removal of the Executive from or failure to reappoint or reelect him to any of such positions, except in connection with the termination of his employment for Disability, Cause, as a result of his death, or by the Executive other than for Good Reason;

(b) a reduction in the Executive's base salary or any failure to pay the Executive any compensation or benefits to which he is entitled within five (5) days of the date due;

(c) the Company's requiring the Executive to be based at any place outside a 40-mile radius of the location of the Company's corporate headquarters immediately prior to the Change of Control, except for reasonably required travel that is not materially greater than such travel requirements prior to the Change in Control;

(d) the failure by the Company to (1) continue in effect (without reduction in benefit levels and/or reward opportunities) any material compensation or employee benefit plan in which the Executive was participating at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the Executive or (2) provide the Executive with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which the Executive was participating at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter;

(e) the insolvency or the filing (by any party, including the Company) of a petition for bankruptcy of the Company, which petition is not dismissed within sixty (60) days;

(f)      any material breach by the Company of any provision of this Agreement;

(g) any purported termination of the Executive's employment for Cause by the Company which does not comply with the terms of Section 2.6; or

(h) the failure of the Company to obtain an agreement, satisfactory to the Executive, from any Successors and Assigns to assume and agree to perform this Agreement.

Any event or condition described in this Section 2.10(a) through (h) that occurs prior to a Change in Control, but which the Executive reasonably demonstrates
(1) was at the request of a third party, or (2) otherwise arose in connection with, or in anticipation of, a Change in Control that actually occurs, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to the Change in Control.

2.11. "Notice of Termination" shall mean, following a Change in Control, a written notice of termination of the Executive's employment from the Company that indicates, if applicable, the specific termination provision in this Agreement relied upon and that sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provisions so indicated.

2.12. "Pro Rata Bonus" shall mean an amount equal to the Bonus Amount multiplied by a fraction the numerator of which is the number of days in the fiscal year through the Termination Date and the denominator of which is three hundred sixty-five (365).

2.13.    "SEC" shall mean the Securities and Exchange Commission.

2.14. "Subsidiary" shall mean a corporation in which greater than fifty percent (50%) of the shares are owned, directly or indirectly, by the Company or a subsidiary of the Company.

2.15. "Successors and Assigns" shall mean a corporation or other entity acquiring all or substantially all the stock, assets and/or business of the Company whether by operation of law or otherwise.

2.16. "Termination Date" shall mean in the case of the Executive's death, his date of death; in the case of Good Reason, the last day of his employment; and in all other cases, the date specified in the Notice of Termination, provided, however, that if the Executive's employment is terminated by the Company for Cause or due to Disability, the date specified in the Notice of Termination shall be at least thirty (30) days from the date the Notice of Termination is given to the Executive, and provided further, that in the case of Disability, the Executive shall not have returned to the full-time performance of his duties during such period of at least thirty (30) days.



2.17. "Voting Securities" shall mean those securities of a corporation that are entitled to vote generally in the election of directors of such corporation.

3.       Termination of Employment.
----------------------------------

3.1. If, during the term of this Agreement, the Executive's employment with the Company shall be terminated within twenty-four (24) months following a Change in Control, the Executive shall be entitled to the following compensation and benefits:

(a) If the Executive's employment with the Company shall be terminated (1) by the Company for Cause or Disability, (2) by reason of the Executive's death, or (3) by the Executive other than for Good Reason, the Company shall pay to the Executive the Accrued Compensation and, if such termination is other than by the Company for Cause, the Pro Rata Bonus.

(b) If the Executive's employment with the Company shall be terminated for any reason other than as specified in Section 3.1(a), the Executive shall be entitled to the following:

(i) The Company shall pay the Executive his Accrued Compensation and the Pro Rata Bonus;

(ii) The Company shall pay the Executive as severance pay and, in lieu of any further compensation for periods subsequent to the Termination Date, a payment equal to two (2) times the sum of
                  (A) the Base Amount and (B) the Bonus Amount.

(iii)    For eighteen (18) months (the  "Continuation  Period") following such termination, the Company shall continue to provide, at its expense, life insurance coverage to the Executive on the same terms as provided to the Executive by the Company under any life insurance plan or program as in existence at any time during the 90-day period prior to the Change in Control or at any time thereafter or, if such coverage, in whole or in part, is no longer provided to similarly situated executives who continue in the employ of the Company during the Continuation Period, such life insurance coverage as is provided to those similarly situated executives during the Continuation Period, in either case to the extent such insurance coverage is permissible under the terms of the Company's life insurance plans or programs.
                  The Company agrees that it shall, if necessary for the continuation of such insurance coverage, take any steps that are reasonably necessary to amend its life insurance plans or programs in order to permit the Executive to continue to receive coverage under such plans, provided the cost to the Company of taking such actions is not commercially unreasonable. The Company's obligation hereunder with respect to the foregoing life insurance benefits shall be limited to the extent that the Executive obtains any such benefits pursuant to a subsequent employer's employee benefit plans, in which case the Company may reduce the coverage of any life insurance benefits it is required to provide the Executive hereunder as long as the aggregate insurance coverage of the combined plans is no less favorable to the Executive than the life insurance coverage required to be provided hereunder. In addition to the foregoing, if the Executive elects any benefits mandated under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), the Company agrees that it shall pay the full cost of such coverage during the Continuation Period, or if shorter, until the Executive is no longer eligible for COBRA continuation coverage. This subsection (iii) shall not be interpreted so as to limit benefits to which the Executive or his dependents or beneficiaries may otherwise be entitled under any of the Company's employee benefit plans, programs or practices following the Executive's termination of employment, including without limitation, their entitlement to retiree medical and life insurance benefits.
(iv)     (A) The  restrictions  on any  outstanding  incentive  awards  granted to the Executive under the USFreightways Corporation Long-Tem Incentive Plan (the "Stock Plan") or under any other incentive plan or arrangement (including any restricted stock plan) shall lapse and such incentive awards shall become one hundred percent (100%) vested, all stock options and stock appreciation rights granted to the Executive shall become immediately exercisable and shall become one hundred percent (100%) vested, and all performance units granted to the Executive shall become one hundred percent (100%) vested and (B) the Executive shall have the right to require the Company to purchase, for cash, any shares of unrestricted stock or shares purchased upon exercise of any options, at a price equal to the fair market value of such shares on the date of purchase by the Company. For purposes of this Agreement, if the shares are listed on any national securities exchange, the fair market value shall be the mean average of the high and low sales prices, if any, on the largest such exchange on the date of purchase by the Company or, if there are no sales on such date, on the most recent trade date thirty
                  (30) days or less prior to the date of purchase by the Company. If the shares are not listed on any national securities exchange, the fair market value of such shares shall be determined by a nationally recognized investment banking firm mutually agreed upon by the Company and the Executive. If the parties shall be unable to mutually agree upon an investment banking firm, then each of the Company and the Executive shall designate an investment banking firm within ten (10) days of the date on which it is determined that the parties are unable to mutually agree upon an investment banking firm. The two (2) independent firms shall, within ten (10) days, jointly select a third nationally recognized investment banking firm, whose determination of the fair market value shall be final,binding and conclusive on the Company and the Executive. All costs associated with the determination of fair market value shall be borne by the Company. Notwithstanding anything in this paragraph (iv) to the contrary, if there exists an inconsistency between the terms of the Stock
                  Plan and this paragraph (iv), such that the terms of this paragraph (iv) cannot be applied in a manner that is consistent with the Stock Plan, then the terms of the Stock Plan shall govern, provided, however, that the Company shall pay the Executive in one single sum the difference between (1) the amount that the Executive would receive by applying this paragraph most favorably to the Executive, without regard to the Stock Plan, and (2) the amount that the Executive would receive under this paragraph after applying any limitations imposed by the Stock Plan.

(v) The Company shall pay the full cost of outplacement services for the Executive for a period of six (6) months following such termination or, if earlier, until the Executive obtains full-time employment, to be provided by an outplacement services firm selected by the Executive.

(c) The amounts provided for in Sections 3.1(a) and 3.1(b)(i) and (ii) shall be paid in a single lump sum cash payment within thirty (30) days after the Executive's Termination Date (or earlier if required by applicable law).

(d) The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment, except as provided in Section 3.1(b)(iii).

3.2. The severance pay and benefits provided for in this Section 3 shall also be in lieu of any other severance or termination pay to which the Executive may be entitled under any Company severance or termination plan, program, practice or arrangement.

3.3. Other than as set forth in Section 3.2, the Executive's entitlement to any other compensation or benefits shall be determined in accordance with the Company's employee benefit plans and other applicable programs, policies and practices then in effect.

4. Notice of Termination. Following a Change in Control, any purported termination of the Executive's employment by the
-------------------------------
Company shall be communicated by Notice of Termination to the Executive.

5.       Excise Tax Payments.
----------------------------

5.1. If any payment (within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")) to the Executive pursuant to the terms of this Agreement or otherwise in connection with, or arising out of, his employment with the Company or a change in ownership or effective control of the Company (a "Payment" or "Payments") would be subject to an excise tax imposed by
Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive will be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that, after payment by the Executive of all taxes (including any interest or penalties, other than interest and penalties imposed by reason of the Executive's failure to file timely a tax return or pay taxes shown due on his return, imposed with respect to such taxes and the Excise Tax), including any Excise Tax imposed upon the Gross-Up Payment, the Executive will receive an amount as a Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

5.2. An initial determination as to whether a Gross-Up Payment is required pursuant to this Agreement and the amount of such Gross-Up Payment shall be made at the Company's expense by an accounting firm selected by the Company and reasonably acceptable to the Executive (the "Accounting Firm"). If the Company and the Executive shall be unable to mutually agree upon an accounting firm, then each of the Company and the Executive shall designate an independent accounting firm within ten (10) days of the date on which it is determined that the parties are unable to mutually agree upon an accounting firm. The two (2) independent accounting firms shall, within ten (10) days, jointly select a third independent accounting firm, which third firm shall be the Accounting Firm for purposes of this Section 5.2. The Accounting Firm shall provide its determination (the "Determination"), together with detailed supporting calculations and documentation to the Company and the Executive within five (5) days of the Termination Date, or such other time as requested by the Company or by the Executive (provided the Executive reasonably believes that any of the Payments may be subject to the Excise Tax), and if the Accounting Firm determines that no Excise Tax is payable by the Executive with respect to a Payment or Payments, it shall furnish the Executive with an opinion reasonably acceptable to the Executive that no Excise Tax will be imposed with respect to any such Payment or Payments. Within ten (10) days of the delivery of the Determination to the Executive, the Executive shall have the right to dispute the Determination (the "Dispute"). The Gross-Up Payment, if any, as determined pursuant to this Section 5.2 shall be paid by the Company to the Executive within fifteen (15) days of the receipt of the Determination. The existence of the Dispute shall not in any way affect the Executive's right to receive the Gross-Up Payment in accordance with the Determination. If there is no Dispute, the Determination shall be binding, final and conclusive upon the Company and the Executive subject to the application of Section 5.3 below.

5.3. As a result of the uncertainty in the application of Sections 4999 and 280G of the Code, it is possible that a Gross-Up Payment (or a portion thereof) will be paid which should not have been paid (an "Excess Payment") or a Gross-Up Payment (or a portion thereof) which should have been paid will not have been paid (an "Underpayment"). An Underpayment shall be deemed to have occurred (a) upon notice (formal or informal) to the Executive from any governmental taxing authority that the Executive's tax liability (whether in respect of the Executive's current taxable year or in respect of any prior taxable year) may be increased by reason of the imposition of the Excise Tax on a Payment or Payments with respect to which the Company has failed to make a sufficient Gross-Up Payment, (b) upon a determination by a court, (c) by reason of a determination by the Company, or (d) upon the resolution of the Dispute to the Executive's satisfaction. If an Underpayment occurs, the Executive shall promptly notify the Company and the Company shall promptly, but in any event, at least five (5) days prior to the date on which the applicable government taxing authority has requested payment, pay to the Executive an additional Gross-Up Payment equal to the amount of the Underpayment plus any interest and penalties (other than interest and penalties imposed by reason of the Executive's failure to file timely a tax return or pay taxes shown due on the Executive's return) imposed on the Underpayment. An Excess Payment shall be deemed to have occurred upon a "Final Determination" (as hereinafter defined) that the Excise Tax shall not be imposed upon a Payment or Payments (or portion thereof) with respect to which the Executive had previously received a Gross-Up Payment. A "Final Determination" shall be deemed to have occurred when the Executive has received from the applicable government taxing authority a refund of taxes or other reduction in the Executive's tax liability and upon either (a) the date a determination is made by, or an agreement is entered into with, the applicable governmental taxing authority which finally and conclusively binds the Executive and such taxing authority, or in the event that a claim is brought before a court of competent jurisdiction, the date upon which a final determination has been made by such court and either all appeals have been taken and finally resolved or the time for all appeals has expired or (b) the statute of limitations with respect to the Executive's applicable tax return has expired. If an Excess Payment is determined to have been made, the amount of the Excess Payment shall be treated as a loan by the Company to the Executive and the Executive shall pay to the Company on demand (but not less than ten (10) days after the determination of such Excess Payment and written notice has been delivered to the Executive) the amount of the Excess Payment plus interest at an annual rate equal to the Applicable Federal Rate provided for in Section 1274(d) of the Code from the date the Gross-Up Payment (to which the Excess Payment relates) was paid to the Executive until the rate of repayment to the Company.

6.       Successors; Binding Agreement.
--------------------------------------

6.1. This Agreement shall be binding upon and shall inure to the benefit of the Company and its Successors and Assigns, and the Company shall require any Successors and Assigns to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place.

6.2. Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive or his beneficiaries or legal representatives, except by will or by the laws of descent and distribution, and this Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

7. Fees and Expenses. The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive as they become due as a result of (a) the Executive seeking to obtain or enforce any right or benefit provided by this Agreement (including, but not limited to, any such fees and expenses incurred in connection with (i) the Dispute, and (ii) the Gross-Up Payment whether as a result of any applicable government taxing authority proceeding, audit or otherwise) or by any other plan or arrangement maintained by the Company under which the Executive may be entitled to receive benefits, and (b) the Executive's hearing before the Board as contemplated in
Section 2.6 of this Agreement.

8.  Notice.  For  the  purposes  of  this  Agreement,   notices  and  all  other
communications   provided  for  in  the  Agreement   (including  the  Notice  of
Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of a change of address shall be effective only upon receipt.

9. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company (except as otherwise expressly provided herein) and for which the Executive may qualify, nor shall anything herein limit or reduce such rights as the Executive may have under any other agreements with the Company (except as otherwise expressly provided herein). Amounts that are vested benefits or that the Executive is otherwise entitled to receive under any plan or program of the Company shall be payable in accordance with such plan or program, except as expressly modified by this Agreement.

10. Settlement of Claims. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or others.

11. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

12. Payments to Beneficiary. If the Executive dies before receiving amounts to which the Executive is entitled under this Agreement, such amounts shall be paid in a lump sum to the beneficiary designated in writing by the Executive, or if none is so designated, to the Executive's estate.

13. Non-alienation of Benefits. Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, before actually being received by the Executive, and any such attempt to dispose of any right to benefits payable under this Agreement shall be void.

14. Severability. If any one or more articles, sections or other portions of this Agreement are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any article, section or other portion not so declared to be unlawful or invalid. Any article, section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such article, section or other portion to the fullest extent possible while remaining lawful and valid.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but
---------------------
all of which together constitute one and the same instrument.

16. Tax Withholding. The Company may withhold from any amounts payable under this Agreement any federal, state or local taxes that are required to be withheld pursuant to any applicable law or regulation.

17. Obligations Unfunded. The obligations of the Company under this Agreement shall be unfunded and unsecured. The Company is not required to segregate any assets that may at any time be required to provide benefits under this Agreement.

18. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State Illinois, to the extent that such laws are not preempted by the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

19. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

20. Application of ERISA. This Agreement constitutes part of a welfare plan for certain selected employees, as set forth in Department of Labor Regulation ss. 2520.104-24. Accordingly, nothing herein shall be deemed to limit or restrict any rights or entitlements to which the Executive is entitled under ERISA, and any such rights or entitlements are expressly incorporated herein by reference.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Executive has executed this Agreement as of the day and year first above written.

USFREIGHTWAYS CORPORATION




By:                                            By:
   -----------------------------------------      -----------------------------
Name:                                             Executive
     ---------------------------------------
Title:
      --------------------------------------